EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the accompanying Annual Report on Form 10-K of Gushen, Inc. for the fiscal year ended April 30, 2021, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	The Annual Report on Form 10-K for the fiscal year ended April 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in such Annual Report on Form 10-K for the fiscal year ended April 30, 2021 fairly presents, in all material respects, the financial condition and results of operations of Gushen, Inc.

Date: July 30, 2021	By:	/s/ Pengfei Zhou
Pengfei Zhou, CEO